UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-7502

                        DREYFUS INTERNATIONAL FUNDS, INC.
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        May 31, 2003


Date of reporting period:       May 31, 2003

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus Premier

      Emerging Markets

      Fund

      ANNUAL REPORT May 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                          Emerging Markets Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Emerging Markets Fund covers the 12-month period from June 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

We have recently seen some signs of stability in the financial markets. Perhaps most important, the war in Iraq wound down quickly, without major incidents of terrorism or disruption of oil supplies. Many stock market indices have posted encouraging gains since the start of 2003, suggesting greater investor optimism, although it is uncertain whether such gains will continue. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In international markets, Europe's economy remains stagnant, and Asia's economy has been weakened by the spread of SARS. A weakening U.S. dollar has also put pressure on overseas trading partners. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy has the potential to lead the global economy to recovery.

What are the implications for your investments? We are generally optimistic about stocks, although selectivity by region, sector and company should remain a key factor. However, no one can say for certain what direction the markets will take over time. As for bonds, we currently favor securities that are more sensitive to credit quality than to interest-rate changes. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ STEPHEN E. CANTER

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003


2

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2003, the fund's Class A shares produced a -5.39% total return.(1) This compares with a -6.40% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index), the fund's benchmark, for the same period.(2)

Between their inception on November 15, 2002, and May 31, 2003, the fund's Class B shares returned 13.56% , Class C shares returned 13.75%, Class R shares returned 14.32% and Class T shares returned 13.47%.(1) Returns for the fund's benchmark are calculated on a month-end basis, and the MSCI EMF Index achieved a total return of 13.53% from the period of November 1, 2002, through May 31, 2003.(2)

We attribute the fund' s and the market' s returns to weak global economic conditions and rising geopolitical tensions. The fund produced higher returns than its benchmark, primarily because of the success of our country allocation
and    stock    selection    strategies.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund invests primarily in the stock of companies organized, or with a majority of assets or businesses, in emerging market countries. "Emerging market" countries consist of all countries represented in the MSCI EMF Index or any other country Dreyfus believes has an emerging economy or market. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

We use a value-oriented and research-driven approach to security selection within each market, investing in companies located in emerging market countries as represented in our benchmark, the MSCI EMF Index, or in any other country that we believe has an emerging market or economy.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company's overall efficiency and profitability as measured by its return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that will potentially trigger an increase in the stock's price in the
near-    or    midterm.

What other factors influenced the fund's performance?

Stocks  in  international  markets  were adversely affected during the reporting period by a number of factors, including the war in Iraq, elections in Brazil, the SARS outbreak in Asia and renewed instability on the Korean peninsula. However, stock prices in developing markets generally declined less than their developed-market counterparts. In our opinion, many developing countries have been strengthening their domestic economies, making them less vulnerable to the
effects    of    global    economic    weakness    on    exports.

The fund' s relatively heavy exposure to companies in India represented the largest positive contributor to performance. We believe that India stocks have been undervalued relative to companies in other Asian markets. Yet, India is home to one of the world's largest middle class populations, and the country has a highly educated workforce and low labor costs. The fund's best-performing India stocks during the reporting period were Reliance Industries, a conglomerate; Gail India, GDR, a major gas distributor; and the State Bank of India.

On the other hand, the fund' s relative performance was hurt by its limited exposure to Russian oil stocks, whose prices rose dramatically due to higher oil prices. In addition, the fund's relative returns were hindered by its relatively light exposure to pharmaceutical companies, which generally benefited from market share gains and favorable patent

4

rulings. In South Africa, however, the fund benefited from our decision to postpone investing in mining stocks until after gold prices had fallen from the highs they maintained for much of the reporting period.

What is the fund's current strategy?

In our view, stocks in the developing markets remain attractively valued relative to their counterparts in more developed markets. At the same time, demographic changes in many developing markets are leading to greater local demand for goods and services. We believe that this trend is likely to benefit consumer-oriented companies at the same time that it enhances the stability of
local    economies    and    markets.

In today' s low-growth, low-inflation environment, we believe that no single sector or country is likely to dominate for long periods of time. As a result, in our view, the ability to identify individual companies across all regions and industry groups should be key to successful investing in the developing markets.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Emerging Markets Fund Class A shares and the Morgan Stanley Capital International Emerging Markets Free Index

                              Dreyfus Premier
                                 Emerging                Morgan Stanley
         PERIOD                Markets Fund           Capital International
                               (Class A shares)    Emerging Markets Free Index *

         6/28/96                9,427                        10,000
         5/31/97               10,753                        10,709
         5/31/98                8,806                         7,678
         5/31/99               10,000                         7,944
         5/31/00               11,654                         9,354
         5/31/01               11,539                         7,334
         5/31/02               13,131                         7,867
         5/31/03               12,423                         7,364


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER EMERGING MARKETS FUND ON 6/28/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/96 IS USED AS THE BEGINNING VALUE ON 6/28/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

EFFECTIVE NOVEMBER 15, 2002, DREYFUS EMERGING MARKETS FUND WAS RENAMED DREYFUS PREMIER EMERGING MARKETS FUND. EXISTING SHARES WERE REDESIGNATED AS CLASS A SHARES AND THE FUND BEGAN OFFERING CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX INCLUDES GROSS DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6



Average Annual Total Returns AS OF 5/31/03

                                                         Inception                                                      From
                                                           Date               1 Year               5 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                            6/28/96         (10.85%)                5.87%              3.19%
WITHOUT SALES CHARGE                                         6/28/96          (5.39%)                7.13%              4.07%

Actual Aggregate Total Returns AS OF 5/31/03

                                                         Inception                                                      From
                                                           Date               1 Year               5 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                      11/15/02              --                  --                  9.56%
WITHOUT REDEMPTION                                          11/15/02              --                  --                 13.56%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                   11/15/02              --                  --                 12.75%
WITHOUT REDEMPTION                                          11/15/02              --                  --                 13.75%

CLASS R SHARES                                              11/15/02              --                  --                 14.32%

CLASS T SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                            11/15/02              --                  --                  8.37%
WITHOUT SALES CHARGE                                        11/15/02              --                  --                 13.47%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund 7

STATEMENT OF INVESTMENTS

May 31, 2003

STATEMENT OF INVESTMENTS

COMMON STOCKS--90.7%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.2%

Perez Companc, ADR                                                                              147,216  (a)           1,074,677

BRAZIL--6.4%

Banco Itau, ADR                                                                                 138,600                4,767,840

Companhia de Saneamento Basico do Estado de Sao Paulo                                           123,580                4,539,249

Empresa Brasileira de Aeronautica, ADR                                                          237,100                3,497,225

Petroleo Brasileiro, ADR                                                                        520,019                9,958,364

Tele Celular Sul Participacoes, ADR                                                             220,050                1,947,442

Tele Norte Leste Participacoes, ADR                                                             344,939                4,128,920

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                   163,320                4,564,794

Ultrapar Participacoes, ADR                                                                     213,100                1,694,145

                                                                                                                      35,097,979

CHINA--2.6%

PetroChina, Cl. H                                                                            13,182,000                3,262,285

Qingling Motors, Cl. H                                                                       13,987,000                2,026,686

Shandong International Power Development, Cl. H                                              13,774,000                3,514,767

Sinopec Shanghai Petrochemical, Cl. H                                                        13,570,000                2,470,879

Sinopec Yizheng Chemical Fibre, Cl. H                                                        22,732,400                3,206,427

                                                                                                                      14,481,044

CROATIA--.8%

Pliva d.d., GDR                                                                                 304,800  (b)           4,111,752

CZECH REPUBLIC--.6%

CEZ                                                                                             794,500                3,383,046

Komercni Banka, GDR                                                                                   2                       52

                                                                                                                        3,383,098

EGYPT--1.3%

Commercial International Bank, GDR                                                              411,600  (b)           2,510,760

Misr International Bank, GDR                                                                    594,075  (b)             638,631

Orascom Construction Industries                                                                 197,265                1,502,185

Suez Cement, GDR                                                                                292,431  (b)           2,163,989

                                                                                                                       6,815,565

HONG KONG--3.9%

China Mobile (Hong Kong)                                                                      5,406,000               12,338,984

China Mobile (Hong Kong), ADR                                                                   168,800                1,976,648

China Resources Enterprise                                                                    5,034,900                4,196,503

Shanghai Industrial                                                                           2,085,900                2,861,941

                                                                                                                      21,374,076

8

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HUNGARY--2.3%

EGIS                                                                                             13,588                  510,352

Gedeon Richter                                                                                   59,357                4,427,954

MOL Magyar Olaj-es Gazipari                                                                     146,380                3,932,494

Magyar Tavkozlesi                                                                               896,473                3,830,538

                                                                                                                      12,701,338

INDIA--10.5%

Bajaj Auto, GDR                                                                                 207,400  (a,b)         2,271,030

Bharat Petroleum                                                                                472,050                2,459,816

Cipla                                                                                            72,000                1,034,558

Gail India, GDR                                                                                 361,300  (b)           4,660,770

Grasim Industries                                                                               215,000                1,729,100

Hindalco Industries                                                                             134,556                1,938,021

Hindalco Industries, GDR                                                                        196,700  (b)           2,920,995

ICICI Bank                                                                                      369,595  (a)           1,056,941

ICICI Bank, ADR                                                                                 553,500  (a)           3,730,590

ITC                                                                                             302,714                4,401,410

Indian Hotels                                                                                   368,614                1,482,238

Indian Hotels, GDR                                                                               42,042  (a,b)           170,377

Mahanagar Telephone Nigam                                                                     2,909,150                5,773,532

Mahanagar Telephone Nigam, ADR                                                                  241,521                  978,160

Mahindra & Mahindra                                                                             300,000                  807,767

Mahindra & Mahindra, GDR                                                                        491,500  (b)           1,336,880

Reliance Industries                                                                           1,758,819               11,084,558

Satyam Computer Services                                                                        870,283                3,072,082

State Bank of India                                                                             248,500                1,804,551

State Bank of India, GDR                                                                         75,500  (b)           1,359,000

Tata Engineering & Locomotive, GDR                                                              895,200  (a,b)         3,249,576

                                                                                                                      57,321,952

INDONESIA--2.6%

PT Gudang Garam                                                                               2,659,000                3,199,759

PT Indofood Sukses Makmur                                                                    33,552,500                3,532,905

PT Indonesian Satellite                                                                       2,466,500                2,775,183

PT Telekomunikasi Indonesia                                                                   8,297,000                4,667,687

                                                                                                                      14,175,534

ISRAEL--2.2%

Bank Hapoalim                                                                                 2,393,493  (a)           5,119,188

                                                                                                     The Fund 9



STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ISRAEL (CONTINUED)

Check Point Software Technologies                                                               179,600  (a)           3,376,480

ECI Telecom                                                                                     500,100  (a)           1,500,300

Supersol                                                                                        931,611                2,132,425

                                                                                                                      12,128,393

MALAYSIA--2.8%

Commerce Asset                                                                                2,242,000                1,947,000

Genting                                                                                       1,140,700                4,022,468

Malaysia International Shipping                                                               1,879,400                3,783,529

Perusahaan Otomobil Nasional                                                                     34,000                   72,026

Sime Darby                                                                                    3,922,800                5,264,811

                                                                                                                      15,089,834

MEXICO--9.4%

Apasco                                                                                          286,100                2,010,035

Cemex                                                                                           903,981                4,003,576

Coca-Cola Femsa, ADR                                                                            249,200  (a)           5,587,064

Consorcio ARA                                                                                   874,300  (a)           1,669,530

Controladora Comercial Mexicana                                                               6,061,200                4,053,921

Desc, Ser. B                                                                                  7,153,700                2,496,323

Grupo Aeroportuario del Sureste, ADR                                                            198,500                2,715,480

Grupo Continental                                                                             1,606,050                2,646,523

Grupo Financiero BBVA Bancomer                                                                3,256,500  (a)           2,837,778

Kimberly-Clark de Mexico, Cl. A                                                               4,016,600               10,114,988

Organizacion Soriana                                                                            285,000  (a)             552,513

Telefonos de Mexico, ADR                                                                        426,270               12,915,981

                                                                                                                      51,603,712

PHILIPPINES--1.3%

ABS-CBN Broadcasting                                                                          3,943,600  (a)             964,115

Bank of the Philippine Islands                                                                2,347,390                1,633,351

Manila Electric, Cl. B                                                                        7,754,764  (a)           1,297,929

Philippine Long Distance Telephone                                                              125,980  (a)           1,024,661

Philippine Long Distance Telephone, ADR                                                         167,250  (a)           1,379,813

Universal Robina                                                                              7,937,160                  611,986

                                                                                                                       6,911,855

POLAND--3.2%

Bank Przemyslowo-Handlowy PBK                                                                    40,492                2,852,772

KGHM Polska Miedz                                                                             1,740,982  (a)           6,342,715

10

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

POLAND (CONTINUED)

Polski Koncern Naftowy Orlen                                                                    860,404                4,206,368

Telekomunikacja Polska                                                                        1,084,073                3,905,915

                                                                                                                      17,307,770

RUSSIA--1.7%

LUKOIL, ADR                                                                                     128,700                9,511,734

SOUTH AFRICA--8.4%

ABSA                                                                                            687,868                2,928,923

Aveng                                                                                         1,395,307                1,531,373

Bidvest                                                                                         981,423                5,052,449

Illovo Sugar                                                                                    560,397                  501,584

Imperial                                                                                        407,000  (a)           2,542,462

Metro Cash and Carry                                                                          8,769,702  (a)           2,360,212

Nampak                                                                                        3,579,124                5,302,340

Nedcor                                                                                          840,591                9,443,560

Sage                                                                                            462,535                   93,077

Sasol                                                                                           599,500                6,964,476

Shoprite                                                                                      2,438,701                1,607,716

Steinhoff International                                                                       3,238,984                2,659,133

Tiger Brands                                                                                    601,664                4,946,954

                                                                                                                      45,934,259

SOUTH KOREA--15.3%

CJ                                                                                               88,950                3,811,092

Cheil Communications                                                                             18,990                1,947,692

Hyundai Development                                                                             204,400                1,352,523

Hyundai Mobis                                                                                    52,250                1,203,608

Hyundai Motor                                                                                   212,870                5,070,849

KT, ADR                                                                                         327,050                6,276,090

KT&G, GDR                                                                                       567,200  (b)           4,662,384

Kookmin Bank                                                                                    269,900                7,634,888

Kookmin Bank, ADR                                                                               115,534                3,303,117

Korea Electric Power                                                                            812,500               13,407,258

Korea Exchange Bank Credit Services                                                             299,190  (a)           2,197,525

Korea Exchange Bank Credit Services (rights)                                                    145,955                  468,408

Korea Fine Chemical                                                                              55,906                  663,566

LG Card                                                                                         102,100                1,363,867

LG Card (rights)                                                                                 57,486                  349,481

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

POSCO                                                                                            67,370                5,990,302

POSCO, ADR                                                                                       98,390                2,259,034

SK Telecom                                                                                        9,000                1,414,392

SK Telecom, ADR                                                                                 162,100                2,909,695

Samsung                                                                                         760,340                4,326,831

Samsung Electronics                                                                              35,010                9,382,332

Samsung SDI                                                                                      56,150                3,590,070

                                                                                                                      83,585,004

TAIWAN--8.5%

Accton Technology                                                                             2,850,000  (a)           2,286,580

Advanced Semiconductor Engineering                                                            5,212,100  (a)           2,767,753

Asustek Computer                                                                              2,233,000                5,220,000

Elan Microelectronics                                                                         3,217,653                2,265,822

Nan Ya Plastics                                                                               3,852,989                4,014,225

Powerchip Semiconductor, GDR                                                                    293,300  (a,b)           765,513

Quanta Computer                                                                               1,937,000                3,885,181

SinoPac                                                                                      15,463,763                5,667,815

Standard Foods                                                                                2,816,984                  605,672

Standard Foods, GDR                                                                                 978  (b)                 978

Taishin Financial                                                                               919,000  (a)             429,662

Taiwan Cellular                                                                               5,085,990  (a)           3,654,867

United Microelectronics                                                                      13,950,100  (a)           8,776,686

United Microelectronics, ADR                                                                    638,200  (a)           2,501,744

Yageo                                                                                        16,472,200  (a)           3,803,106

                                                                                                                      46,645,604

THAILAND--2.6%

Big C Supercenter                                                                               785,000                  267,218

Charoen Pokphand Foods                                                                        7,500,000                  758,720

Hana Microelectronics                                                                           311,700                  642,603

Kasikornbank                                                                                  4,399,800  (a)           4,139,810

PTT Exploration and Production                                                                1,099,200                3,741,733

Siam Commercial Bank                                                                          5,183,000  (a)           4,472,924

Siam Makro                                                                                      455,000                  346,308

                                                                                                                      14,369,316
12

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TURKEY--.4%

Hurriyet Gazetecilik ve Matbaacilik                                                         759,271,620  (a)           1,368,176

Tupras-Turkiye Petrol Rafinerileri                                                          103,759,000                  791,444

Turk Ekonomi Bankasi                                                                         59,225,000                   84,548

                                                                                                                       2,244,168

UNITED KINGDOM--3.7%

Anglo American                                                                                  790,163               12,226,532

Dimension Data                                                                                4,001,028  (a)           1,703,334

Old Mutual                                                                                    4,399,633                6,303,464

                                                                                                                      20,233,330

TOTAL COMMON STOCKS

   (cost $481,264,839)                                                                                               496,101,994
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.1%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL:

Companhia de Tecidos Norte de Minas                                                               8,100                  554,103

Companhia Energetica de Minas Gerais                                                            549,217                5,598,598

TOTAL PREFERRED STOCKS

   (cost $7,416,542)                                                                                                   6,152,701
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.05%, 6/5/2003                                                                                 199,000                  198,982

1.03%, 6/12/2003                                                                                200,000                  199,940

1.06%, 6/19/2003                                                                             10,507,000               10,501,432

1.13%, 6/26/2003                                                                              5,505,000                5,500,816

1.08%, 7/31/2003                                                                              1,504,000                1,501,398

1.02%, 8/14/2003                                                                              6,715,000                6,700,630

TOTAL SHORT-TERM INVESTMENTS

   (cost $24,603,237)                                                                                                 24,603,198
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $513,284,618)                                                             96.3%              526,857,893

CASH AND RECEIVABLES (NET)                                                                         3.7%               20,230,768

NET ASSETS                                                                                       100.0%              547,088,661

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2003, THESE
SECURITIES AMOUNTED TO $30,822,634 OR 5.6% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           513,284,618   526,857,893

Cash                                                                  1,225,832

Cash denominated in foreign currencies                  7,511,724     7,532,839

Receivable for shares of Common Stock subscribed                     10,588,923

Receivable for investment securities sold                             3,869,855

Dividends receivable                                                  2,405,554

Prepaid expenses                                                         54,737

                                                                    552,535,633
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           676,639

Payable for investment securities purchased                           3,848,118

Payable for shares of Common Stock redeemed                             311,065

Net unrealized depreciation on forward currency
  exchange contracts--Note 4                                              6,053

Accrued expenses                                                        605,097

                                                                      5,446,972
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      547,088,661
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     582,518,988

Accumulated undistributed investment income--net                      3,733,377

Accumulated net realized gain (loss) on investments                (52,773,921)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   13,610,217
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      547,088,661

NET ASSET VALUE PER SHARE

                                                 Class A            Class B             Class C              Class R        Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                               542,075,922            536,344           1,726,368            2,745,150          4,877

Shares Outstanding                            44,238,748             43,963             141,324              223,794            400
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                   12.25              12.20               12.22                12.27          12.19

SEE NOTES TO FINANCIAL STATEMENTS.


14

STATEMENT OF OPERATIONS

Year Ended May 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,409,789 foreign taxes withheld at source)  13,616,352

Interest                                                                58,597

TOTAL INCOME                                                        13,674,949

EXPENSES:

Management fee--Note 3(a)                                            5,981,130

Shareholder servicing costs--Note 3(c)                               1,971,143

Custodian fees                                                         978,600

Registration fees                                                      163,282

Professional fees                                                      159,016

Directors' fees and expenses--Note 3(d)                                 44,835

Prospectus and shareholders' reports                                    41,286

Interest expense--Note 2                                                 7,768

Loan commitment fees--Note 2                                             6,480

Distribution fees--Note 3(b)                                             2,875

Miscellaneous                                                           20,244

TOTAL EXPENSES                                                       9,376,659

INVESTMENT INCOME--NET                                               4,298,290
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (27,190,248)

Net realized gain (loss) on forward currency exchange contracts       (428,620)

NET REALIZED GAIN (LOSS)                                           (27,618,868)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 (4,559,563)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (32,178,431)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (27,880,141)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                             -----------------------------------
                                                   2003(a)               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,298,290            6,853,401

Net realized gain (loss) on investments       (27,618,868)          (7,402,740)

Net unrealized appreciation (depreciation)
   on investments                              (4,559,563)          50,455,232

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (27,880,141)          49,905,893
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (3,998,965)          (3,999,902)

Class B shares                                      (353)                   --

Class C shares                                      (464)                   --

Class R shares                                      (115)                   --

Class T shares                                        (9)                   --

TOTAL DIVIDENDS                               (3,999,906)          (3,999,902)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                536,127,145         380,384,003

Class B shares                                    494,712                 --

Class C shares                                  2,170,389                 --

Class R shares                                  2,556,507                 --

Class T shares                                      4,532                 --

Dividends reinvested:

Class A shares                                  3,020,601           2,821,678

Class B shares                                        345                 --

Class C shares                                        464                 --

Class R shares                                        115                 --

Class T shares                                          9                 --

Cost of shares redeemed:

Class A shares                               (494,470,356)        (156,929,595)

Class B shares                                     (7,647)                   --

Class C shares                                   (612,590)                   --

Redemption fee                                    229,971               89,862

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             49,514,197          226,365,948

TOTAL INCREASE (DECREASE) IN NET ASSETS        17,634,150          272,271,939
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           529,454,511          257,182,572

END OF PERIOD                                 547,088,661          529,454,511

Undistributed investment income--net            3,733,377            3,443,245

16

                                                        Year Ended May 31,
                                              ----------------------------------
                                                  2003(a)                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                    47,542,979          31,456,643

Shares issued for dividends reinvested            273,110             253,281

Shares redeemed                               (44,082,013)        (13,279,259)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,734,076          18,430,665
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        44,645                 --

Shares issued for dividends reinvested                 31                 --

Shares redeemed                                     (713)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      43,963                 --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       197,123                 --

Shares issued for dividends reinvested                 42                 --

Shares redeemed                                  (55,841)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     141,324                 --
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       223,784                 --

Shares issued for dividends reinvested                 10                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     223,794                 --
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           399                 --

Shares issued for dividends reinvested                  1                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         400                 --

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES AND THE FUND COMMENCED OFFERING CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended May 31,
                                                             -----------------------------------------------------------------------

CLASS A SHARES                                                2003(a)           2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.07          11.65          13.61          12.55         11.18

Investment Operations:

Investment income--net                                            .10(b)         .25(b)         .13(b)         .22(b)        .14

Net realized and unrealized
   gain (loss) on investments                                    (.83)          1.33           (.37)          1.95          1.33

Total from Investment Operations                                 (.73)          1.58           (.24)          2.17          1.47

Distributions:

Dividends from
   investment income--net                                        (.10)          (.16)          (.13)          (.11)         (.09)

Dividends from net realized
   gain on investments                                             --             --          (1.59)         (1.01)         (.02)

Total Distributions                                              (.10)          (.16)         (1.72)         (1.12)         (.11)

Redemption fee added to paid-in capital                           .01            .00(c)         .00(c)         .01           .01

Net asset value, end of period                                  12.25          13.07          11.65          13.61         12.55
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (5.39)(d)      13.80           (.99)         16.54         13.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.96           1.82           1.79           1.85          1.88

Ratio of net investment income
   to average net assets                                          .90           2.18           1.02           1.48          1.42

Portfolio Turnover Rate                                         48.52          62.10          78.00         105.84         87.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         542,076        529,455        257,183        226,031        94,354

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

18



                                                                                  Year Ended May 31, 2003(a)
                                                                          -------------------------------------------

                                                                Class B           Class C           Class R            Class T
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                              10.84             10.84              10.84              10.84

Investment Operations:

Investment income--net(b)                                           .10               .11                .14                .06

Net realized and unrealized
   gain on investments                                             1.36              1.37               1.40               1.39

Total from Investment Operations                                   1.46              1.48               1.54               1.45

Distributions:

Dividends from investment income--net                              (.10)             (.10)              (.11)              (.10)

Net asset value, end of period                                    12.20             12.22              12.27              12.19
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  13.56(c,d)        13.75(c,d)         14.32(c)           13.47(c,d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)                         1.46              1.47                .89               1.49

Ratio of net investment income
   to average net assets(c)                                        1.06              1.11               1.61                .52

Portfolio Turnover Rate                                           48.52             48.52              48.52              48.52
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               536             1,726              2,745                  5

(A) FROM NOVEMBER 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers one series, the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

On September 9, 2002, the Company' s Board of Directors approved, effective November 15, 2002, a change of the fund's name from "Dreyfus Emerging Markets Fund" to "Dreyfus Premier Emerging Markets Fund," coinciding with the fund implementing a multiple class structure. Shareholders, on November 15, 2002, were classified as Class A shareholders and the fund commenced offering Class B, Class C, Class R and Class T shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,729,584, accumulated capital losses $19,984,945 and unrealized appreciation $1,763,701. In addition, the fund had $20,938,667 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2003. If not applied, $14,764,482 of the carryover expires in fiscal 2010 and $5,220,463 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2003 and May 31, 2002 were as follows: ordinary income
$3,999,906    and    $3,999,902,    respectively.

22

During the period ended May 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $8,252, increased accumulated net realized gain (loss) on investments by $238,223 and decreased paid-in capital by $229,971. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates
in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended May 31, 2003, was approximately $346,800, with a related weighted average annualized interest rate of 2.24%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

During the period ended May 31, 2003, the Distributor retained $65,169 and $17 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $90 and $53 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2003, Class B, Class C and Class T shares were charged $766, $2,107 and $2 respectively, pursuant to the Plan.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2003, Class A, Class B, Class C and Class T shares were charged $1,194,574, $255, $702 and $2, respectively,
pursuant    to    the    Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $141,766 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) A 1% redemption fee was charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege until November 15, 2002.

NOTE 4--Securities Transactions:

(A)  The  aggregate  amount  of  purchases  and  sales of investment securities,
excluding    short-term    securities    and    forward    currency    exchange

24

contracts, during the period ended May 31, 2003, amounted to $256,094,170 and $223,186,977, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at May 31, 2003:

                                                 Foreign                                                             Unrealized
Forward Currency                                Currency                                                           Appreciation
Exchange Contracts                              Amounts              Cost ($)             Value ($)             (Depreciation) ($)
---------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

South African Rand,
    expiring 6/2/2003                            317,743               38,987              39,227                           240

South African Rand,
    expiring 6/3/2003                          5,834,809              724,371             720,338                        (4,033)

SALES:                                                           PROCEEDS ($)

Czech Koruna
    expiring 6/3/2003                          1,121,062               42,074              42,188                          (114)

Israeli Shekel
    expiring 6/3/2003                          2,820,256              640,240             641,697                        (1,457)

Philippines Peso
    expiring 6/3/2003                         20,560,328              385,965             386,654                          (689)

TOTAL                                                                                                                    (6,053)

At May 31, 2003, the cost of investments for federal income tax purposes was $525,134,926; accordingly, accumulated net unrealized appreciation on investments was $1,722,967, consisting of $65,757,352 gross unrealized appreciation and $64,034,385 gross unrealized depreciation.

                                                             The Fund 25

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Emerging Markets Fund (one of the funds comprising Dreyfus International Funds, Inc.) as of May 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Emerging Markets Fund at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

New York, New York
July 11, 2003

26

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2003:

  --the total amount of taxes paid to foreign countries was $1,409,789.

  --the total amount of income sourced from foreign countries was $5,661,460.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2003 calendar year with Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (78)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

28

DR. PAUL A. MARKS (76)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, Director-Emeritus

* Atom Pharm, Director

* Lazard, Senior Adviser

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University (1965-2001)

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC, an online publisher of college textbooks, Director

* Harvard Center for Blood Research, Trustee

* Bard College, Trustee

* YIVO Institute for Jewish Research, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Lillian Vernon Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                             The Fund 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 62 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ROBERT J. SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 103 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

30

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 106 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund 31

NOTES


                     For More Information

                        Dreyfus Premier
                        Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  327AR0503


ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INTERNATIONAL FUNDS, INC.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Offier

Date:  July 30, 2003


By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.